UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2008

SMF ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-21825	65-0707824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 W. Cypress Creek Rd., Suite 400	Fort Lauderdale, Florida	33309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (954) 308-4200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On July 7, 2008, SMF Energy Corporation (the “Company”) provided notice to American National Bank (the “Trustee”) and to the holders (the Noteholders”) of its August 8, 2007 Senior Secured Convertible Promissory Notes (the “Notes”) that it had elected to defer the interest payments on the Notes scheduled for July 1, 2008 until the week of July 20, 2008, and in no event later that July 30, 2008, the latest payment date permitted under the Notes. The Company’s decision to postpone the interest payments was based on its desire to keep its cash position strong during the period following the 4th of July holiday period while it has been engaged in discussions with its primary lender concerning a potential increase of up to 20% of its credit line, currently capped at $25 million, and securing a reduction of its daily minimum excess availability requirement to $500,000 during the 4th of July holiday and post holiday week in response to the recent increases in the market prices of fuel and to support new growth in the Company’s business. The Company expects to enter into such an amendment to the loan agreement with its principal lender in the near future.

The Company was required to provide written notice of its decision to defer the interest payments to the Trustee and Noteholders by the terms of the Indenture for the Notes, dated August 8, 2007, by and between the Company and the Trustee (the “Indenture”) and the related Security Agreement, dated August 8, 2007, by and between the Company, H & W Petroleum Company, Inc., SMF Services, Inc. and the Trustee (the “Security Agreement”). Copies of the Company’s notices to the Trustee and to the Noteholders are attached hereto as Exhibits 99.1 and 99.2, respectively.

The Notes, the Indenture and the Security Agreement were previously filed as Exhibits 10.2, 10.3 and 10.4, respectively, to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 14, 2007 and are incorporated by reference into this Item 8.01.

The information in this Form 8-K, including the information set forth in Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	July 7, 2008 Notice to Indenture Trustee of Deferred Interest Payments under August 8, 2007 Senior Secured Convertible Promissory Notes

99.2	July 7, 2008 Notice to Noteholders of Deferred Interest Payments under August 8, 2007 Senior Secured Convertible Promissory Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2008	SMF ENERGY CORPORATION

By: /s/ Richard E. Gathright
Richard E. Gathright, Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	July 7, 2008 Notice to Indenture Trustee of Deferred Interest Payments under August 8, 2007 Senior Secured Convertible Promissory Notes
99.2	July 7, 2008 Notice to Noteholders of Deferred Interest Payments under August 8, 2007 Senior Secured Convertible Promissory Notes